Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Remuneration	$ 2,455,831	$ 2,241,508	$ 2,060,928
Short-term benefits for employees	345,548	261,306	260,400
Other long-term benefits	394,570	143,969	38,713
Total	3,195,949	$ 2,646,783	$ 2,360,041
Guaranteed to key management personnel	$ 0